UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 25, 2000

                      ACCREDITED MORTGAGE LOAN TRUST 2000-1
                        Asset Backed-Notes, Series 2000-1


Delaware (governing law of          333-07219      Pending
Indenture Agreement)               (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        11000 Broken Land Parkway
        Norwest Bank, Minnesota                             21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 25, 2000 a distribution was made to holders of ACCREDITED MORTGAGE LOAN TRUST 2000-1, Asset Backed-Notes, Series 2000-1



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Asset Backed Notes, Series 2000-1, relating to the May 25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      ACCREDITED MORTGAGE LOAN TRUST 2000-1
                        Asset Backed-Notes, Series 2000-1

              By:   Norwest Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 6/8/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed-Notes, Series 2000-1, relating to the May 25, 2000 distribution.